SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: Banque Internationale Arabe
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TUNISIA             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TUNISIA              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: CITIBANK A.S
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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15.A) Custodian/Sub-custodian: BARCLAYS BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KAMPALA            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UGANDA              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: ING BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KIEV                State:    Zip Code:     Zip Ext.:
   D) Foreign Country: UKRAINE            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: HSBC BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: DUBAI               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: U.A.E               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: HSBC BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: DUBAI              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: U.A.E        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: HSBC BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: DUBAI            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: U.A.E            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: STRATE STREET BANK AND TRUST CO
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UK              State:    Zip Code:       Zip Ext.:
   D) Foreign Country:UK              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: LIOYDS TSB BANK PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UK              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: BANCO LTAU
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MANTEVIDEO   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: URUGUAY         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: CITIBANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: HSBC BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HO CHI MINH CITY   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VIETNAM              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: BARCLAYS BANK.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LUSAKA            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: ZAMBIA             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: BARCLAYS BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HARARE       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: ZIMBABWE             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X